EXHIBIT 99.7
                                                                    ------------


                                CFO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1., Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
J. Rain, Vice President and Chief Financial Officer of Harvest Operations Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ David J. Rain
                                           -------------------------------------
                                           David J. Rain
                                           Vice President and Chief Financial
                                           Officer of Harvest Operations Corp.

                                                                    EXHIBIT 99.7
                                                                    ------------


                                CFO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
J. Rain, Chief Financial Officer of Redearth Energy Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ David J. Rain
                                           -------------------------------------
                                           David J. Rain
                                           Chief Financial Officer of
                                           Redearth Energy Inc.

                                                                    EXHIBIT 99.7
                                                                    ------------


                                CFO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
J. Rain, Chief Financial Officer of 1115638 Alberta Ltd., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ David J. Rain
                                           -------------------------------------
                                           David J. Rain
                                           Chief Financial Officer of 1115638
                                           Alberta Ltd.

                                                                    EXHIBIT 99.7
                                                                    ------------


                                CFO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
J. Rain, Chief Financial Officer of 1115650 Alberta Ltd., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ David J. Rain
                                           -------------------------------------
                                           David J. Rain
                                           Chief Financial Officer of 1115650
                                           Alberta Ltd.

                                                                    EXHIBIT 99.7
                                                                    ------------


                                CFO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1., Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
J. Rain, Chief Financial Officer of 1115650 Alberta Ltd., Trustee of Harvest Sask Energy Trust, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ David J. Rain
                                           -------------------------------------
                                           David J. Rain
                                           Chief Financial Officer of 1115650
                                           Alberta Ltd., Trustee

                                                                    EXHIBIT 99.7
                                                                    ------------


                                CFO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
J. Rain, Chief Financial Officer of 1115638 Alberta Ltd., Trustee of Harvest Breeze Trust No. 1, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ David J. Rain
                                           -------------------------------------
                                            David J. Rain
                                            Chief Financial Officer 1115638
                                            Alberta Ltd., Trustee

                                                                    EXHIBIT 99.7
                                                                    ------------


                                CFO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
J. Rain, Chief Financial Officer of 1115650 Alberta Ltd., Trustee of Harvest Breeze Trust No. 2, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ David J. Rain
                                           -------------------------------------
                                           David J. Rain
                                           Chief Financial Officer of 1115650
                                           Alberta Ltd., Trustee

                                                                    EXHIBIT 99.7
                                                                    ------------


                                CFO CERTIFICATION


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvest Energy Trust (the "Trust") and Harvest Operations Corp., Redearth Energy Inc., 1115638 Alberta Ltd., 1115650 Alberta Ltd., Harvest Sask Energy Trust, Harvest Breeze Trust No. 1, Harvest Breeze Trust No. 2, Breeze Resources Partnership (together, the "Subsidiaries") on Form 40-F/A for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
J. Rain, Chief Financial Officer of 1115650 Alberta Ltd., Trustee for Harvest Breeze Trust No. 2, General Partner of Breeze Resources Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




         Date:  September 29, 2005         /s/ David J. Rain
                                           -------------------------------------
                                           David J. Rain
                                           Chief Financial Officer of 1115650
                                           Alberta Ltd., Trustee for Harvest
                                           Breeze Trust No. 2, General
                                           Partner of Breeze Resources
                                           Partnership